UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):    March 22, 2007

             SALOMON SMITH BARNEY DIVERSIFIED 2000 FUTURES FUND L.P.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   New York                      000-32599                    13-4077759
---------------               ----------------            -------------------
(State or other               (Commission File            (IRS Employer
jurisdiction of                    Number)                Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                        ---------------------------------
                       731 Lexington Avenue - 25th Floor
                       ---------------------------------
                               New York, NY 10022
                               ------------------
              (Address and Zip Code of principal executive offices)


     Registrant's telephone number, including area code:   (212) 559-2011
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     The Registrant does not have a board of directors. The Registrant's general partner, Citigroup Managed Futures LLC (the "General Partner"), is managed by a board of directors.

     As of March 22, 2007, the following changes in the principals of the General Partner became effective:

     Mr. David J. Vogel resigned as President of the General Partner.

     Mr. Jerry Pascucci was appointed President of the General Partner.

     Mr. Daniel R. McAuliffe, Jr. resigned as a director of the General Partner.

     Mr. Daryl Dewbrey was appointed a director of the General Partner. Mr. Dewbrey, age 36, is a Director of Citigroup Alternative Investments. Mr. Dewbrey has worked with the General Partner in varying capacities since April 2001, and, since May 2005, Mr. Dewbrey has been head of managed futures product development. He has been responsible for marketing and client services for CAI's Hedge Fund Management Group since February 2007. From October 1997 to September 2000, Mr. Dewbrey was head of Citigroup Global Markets' managed futures trading desk. From September 2000 to April 2001, Mr. Dewbrey was selected for the Salomon Smith Barney Sales and Trading Training Program. Mr. Dewbrey began his career in the futures markets on the floor of the Chicago Board of Trade with Rosenthal Collins Group in 1990. Mr. Dewbrey is a member of the Managed Funds Association and the Futures Industry Association.

     Mr. Raymond Nolte was appointed a director of the General Partner. Mr. Nolte, age 45, is the Chief Executive Officer and the Chairman of the Investment Committee of CAI's Hedge Fund Management Group. Prior to joining Citigroup Alternative Investments in September 2005, Mr. Nolte worked at Deutsche Bank and its affiliate Deutsche Asset Management (from 1999 to September 2005). Prior to that, Mr. Nolte worked for Bankers Trust from 1983 until the firm was acquired by Deutsche Bank in 1999. During his employment at Deutsche Asset Management, Mr. Nolte served as the Global Head and Chief Investment Officer of the DB Absolute Return Strategies (ARS) Fund of Funds business, the Chairman of the DB ARS Fund of Funds Investment Committee, the Vice Chairman of DB ARS and Head of the Single Manager Hedge Fund business. Mr. Nolte was the founder and head of the Investment Committee for the Topiary Fund, Deutsche Bank's first fund of hedge funds. The DB ARS Fund of Hedge Funds platform grew to $7 billion in assets under management during Mr. Nolte's tenure. That business was comprised of several multi-manager, multi-strategy funds as well as single strategy funds and separate accounts.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SALOMON SMITH BARNEY
                                        DIVERSIFIED 2000 FUTURES FUND
                                        L.P.

                                        By: Citigroup Managed Futures LLC,
                                        General Partner



                                        By /s/ Jerry Pascucci
                                           -------------------------------------
                                           Jerry Pascucci
                                           President and Director


                                        By /s/ Jennifer Magro
                                           -------------------------------------
                                           Jennifer Magro
                                           Chief Financial Officer and Director


Date: March 26, 2007